UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    November 13, 2009

Commission File No. 000-16929

SOLIGENIX, INC.
(Exact name of small business issuer as specified in its charter)

DELAWARE		41-1505029
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)

29 Emmons Drive, Suite C-10 Princeton, NJ		08540
(Address of principal executive offices)		(Zip Code)
(609) 538-8200
(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On November 13, 2009, Soligenix, Inc. (the Company), formerly known as DOR BioPharma, Inc., a late-stage biotechnology company, issued a press release announcing its results of operations for the three and nine months ended September 30, 2009.  A copy of the press release is attached as Exhibit 99.1 to this report.  This information is not deemed to be "filed" for the purposes of Section 18 of the Securitites Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.       Description

99.1         Press release issued by the Company on November 13, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           SOLIGENIX, INC.

November 13, 2009	by:	/s/ Christopher J. Schaber
Christopher J. Schaber, Ph.D.
President and Chief Executive Officer
(Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.            Description

99.1        Press release issued by the Company on November 13, 2009.